                                                                   Exhibit 10.16

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This FIRST AMENDMENT, dated as of August 7, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of July 16, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CALPINE CORPORATION, a Delaware corporation (together with its successors, the "Borrower"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders"), various lead Arrangers (as defined below), and THE BANK OF NOVA SCOTIA ("Scotia Capital"), as administrative agent and funding agent (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into the Credit Agreement; and

         WHEREAS, the Borrower, the Lenders and the Agent now desire to amend the Credit Agreement in certain respects, as hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

         SECTION 2. Amendment to Section 1.1 (Defined Terms). Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of "Applicable Margin" in its entirety and substituting in place thereof the following new definition:

         "Applicable Margin" means (i) for any Revolving Loan that is a Base Rate Loan, 3.00% per annum, (ii) for any Revolving Loan that is a LIBO Rate Loan or L/C Advance, 4.00% per annum, (iii) for any Term B Loan that is a Base Rate Loan, 2.50% per annum, and (iv) for any Term B Loan that is a LIBO Rate Loan, 3.50% per annum.

         SECTION 3. Amendment to Section 3.3.3 (Letter of Credit Fee). Section
3.3.3 of the Credit Agreement is hereby amended by deleting the text of such
Section 3.3.3 in its entirety and substituting in its place the following new text:

         "The Borrower agrees to pay to the Agent, for the account of the Revolving Lenders, for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (and including) the date upon which (or on the next succeeding Business Day upon which) such Letter of Credit expires or is returned to the Issuer that issued such Letter of Credit, a fee, in Dollars, on the average daily stated amount of such Letter of Credit (or the Equivalent Amount thereof with respect to Foreign Currency Letters of Credit) calculated at a per annum rate equal to the Applicable Margin for Revolving Loans that are LIBO Rate Loans in effect from time to time. Such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the date of termination or expiry of the last Letter of Credit outstanding hereunder (for any period then ending for which such fee shall not theretofore have been paid), commencing on the first such date after the issuance of such Letter of Credit."

         SECTION 4. Effectiveness. This Amendment shall become effective upon fulfillment of the following conditions precedent: (a) the Borrower shall have delivered to the Agent a duly executed copy of this Amendment, (b) the Agent shall have received duly executed copies of this Amendment from the Required Lenders and each Term B Lender, (c) the Agent shall have received such other documents as the Agent shall have reasonably requested, and (d) no Default or Event of Default shall have occurred and be continuing on the date hereof after giving effect to this Amendment.

         SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

         SECTION 6. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Agent and/or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents shall remain in full force and effect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION 7. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         SECTION 8. Governing Law. THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Expenses. The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including the fees and disbursements of counsel to the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CALPINE CORPORATION

                                         By: /s/ Michael Thomas
                                             -----------------------------------
                                             Name: Michael Thomas
                                             Title: SVP & Corporate Treasurer

                                         THE BANK OF NOVA SCOTIA,
                                         as Agent

                                         By: /s/ Denis P. O'Meara
                                             -----------------------------------
                                             Name: Denis P. O'Meara
                                             Title: Managing Director

                                         BAYERISCHE LANDESBANK, CAYMAN
                                         ISLANDS BRANCH,
                                         as Lender

                                         By: /s/ Dietmar Rieg
                                             -----------------------------------
                                             Name: Dietmar Rieg
                                             Title: First Vice President

                                         By: /s/ James H. Boyle
                                             -----------------------------------
                                             Name: James H. Boyle
                                             Title: Vice President

                                         CREDIT LYONNAIS NEW YORK BRANCH,
                                         as Lender

                                         By: /s/ Martin C. Livingston
                                             -----------------------------------
                                             Name: Martin C. Livingston
                                             Title: Vice President

                                         ING CAPITAL LLC,
                                         as Lender

                                         By: /s/ Erwin Thomet
                                             -----------------------------------
                                             Name: Erwin Thomet
                                             Title: Managing Director

                                             /s/ G. D. Bellany, Jr.
                                             Name: G.D. Bellany, Jr.
                                             Title: Director

                                         UNION BANK OF CALIFORNIA, N.A.,
                                         as Lender

                                         By: /s/ Bryan Read
                                             -----------------------------------
                                             Name: Bryan Read
                                             Title: Vice President

                                         TORONTO DOMINION (TEXAS) INC.,
                                         as Lender

                                         By: /s/ Lynn Chasin
                                             -----------------------------------
                                             Name: Lynn Chasin
                                             Title: Vice President

                               American Express Certificate Company
                               By: American Express Asset Management Group, Inc. as Collateral Manager

                               By: /s/ Yvonne E. Stevens
                                   ---------------------------------------------
                                   Name: Yvonne E. Stevens
                                   Title: Senior Managing Director

                                         Centurion CDO II, Ltd.
                                         By: American Express Asset Management
                                         Group, Inc. as Collateral Manager

                                         By: /s/ Leanne Stavrakis
                                             -----------------------------------
                                             Name: Leanne Stavrakis
                                             Title: Director-Operations

                                         Centurion CDO VI, Ltd.
                                         By:  American Express Asset Management
                                         Group, Inc. As Collateral Manager

                                         By: /s/ Leanne Stavrakis
                                             -----------------------------------
                                             Name: Leanne Stavrakis
                                             Title: Director - Operations

                                         ELT LTD., as Lender

                                         By: /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Authorized Agent

                                         FOOTHILL INCOME TRUST, L.P.,
                                         as Lender

                                         By: /s/ Jeff Nikora
                                             -----------------------------------
                                             Name: Jeff Nikora
                                             Title: Managing Member

                                         GALLATIN FUNDING I LTD.,
                                         By: Bear Stearns Asset Management Inc.
                                         as its Collateral Manager

                                         By: /s/ Jonathan Berg
                                             -----------------------------------
                                             Name: Jonathan Berg
                                             Title: Vice President

                                         HIGHLAND OFFSHORE PARTNERS, L.P.,
                                         as Lender

                                         By: Highland Capital Management, L.P.
                                         As General Partner

                                         By: /s/ Mark Okada
                                             -----------------------------------
                                             Name: Mark Okada
                                             Title: Chief Investment Officer
                                             Highland Capital Management, L.P.

                               IDS Life Insurance Company
                               By: American Express Asset Management Group, Inc. as Collateral Manager

                               By: /s/ Yvonne E. Stevens
                                   ---------------------------------------------
                                   Name: Yvonne E. Stevens
                                   Title: Senior Managing Director

                                         JUPITER LOAN FUNDING LLC,
                                         as Lender

                                         By: /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst Vice President

                                         ORIX FINANCE CORP. I,
                                         as Lender

                                         By: /s/ Sheppard H.C. Davis, Jr.
                                             -----------------------------------
                                             Name: Sheppard H.C. Davis, Jr.
                                             Title: Authorized Representative

                                         PROTECTIVE LIFE INSURANCE COMPANY,
                                         as Lender

                                         By: /s/ Richard J. Bielen
                                             -----------------------------------
                                             Name: Richard J. Bielen
                                             Title: Sr. VP, CIO & Treasurer

                                         SEABOARD CLO 2000, LTD.,
                                         as Lender, by ORIX Capital Markets, LLC
                                                     Its Collateral Manager

                                         By: /s/ Sheppard H.C. Davis, Jr.
                                             -----------------------------------
                                             Name: Sheppard H.C. Davis, Jr.
                                             Title: Managing Director

                                         SEMINOLE FUNDING LLC,
                                         as Lender

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         Sequils-Centurion V, Ltd.
                                         By: American Express Asset
                                         Management Group, Inc.
                                         as Collateral Manager

                                         By: /s/ Leanne Stavrakis
                                             -----------------------------------
                                             Name: Leanne Stavrakis
                                             Title: Director - Operations

                                         STANWICH LOAN FUNDING LLC,
                                         as Lender

                                         By: /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst Vice President

                                         VENTURE CDO 2002, LIMITED
                                         By its investment advisor,
                                         Barclays Capital Asset
                                         Management Limited,

                                         By its sub-advisor, Barclays Bank PLC,
                                         New York Branch
                                         as Lender

                                         By: /s/ Martin F. Davey
                                             -----------------------------------
                                             Name: Martin F. Davey
                                             Title: Director

                                         VENTURE II CDO 2002,
                                         LIMITED By its investment
                                         advisor, Barclays Bank PLC,
                                         New York Branch
                                         as Lender

                                         By: /s/ Martin F. Davey
                                             -----------------------------------
                                             Name: Martin F. Davey
                                             Title: Director

                                         WINGED FOOT FUNDING TRUST,
                                         as Lender

                                         By: /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Authorized Agent

                                         AIMCO CDO SERIES 2000-A,
                                         as Lender

                                         By: /s/  [illegible]
                                             -----------------------------------
                                             Name:
                                             Title:

                                         By: /s/  [illegible]

                                         ALLSTATE LIFE INSURANCE COMPANY,
                                         as Lender

                                         By: /s/ [illegible]
                                             -----------------------------------
                                             Name:
                                             Title:

                                         By: /s/ [illegible]

                                         ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                                         BY: ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         BY: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         BALANCED HIGH YIELD FUND II LTD.

                                         BY: ING Capital Advisors LLC,
                                                 as Asset Manager

                                         BY: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         ENDURANCE CLO I, LTD.

                                         c/o ING Capital Advisors LLC,
                                             as Collateral Manager

                                         BY: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         SEQUILS-ING I (HBDGM), LTD.

                                         BY: ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         By: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         CARLYLE HIGH YIELD PARTNERS II, LTD.,
                                         as Lender

                                         By: /s/ Linda Pace
                                             -----------------------------------
                                             Name: Linda Pace
                                             Title: Principal

                                         CARLYLE HIGH YIELD PARTNERS III, LTD.,
                                         as Lender

                                         By: /s/ Linda Pace
                                             -----------------------------------
                                             Name: Linda Pace
                                             Title: Principal

                                         CARLYLE HIGH YIELD PARTNERS IV, LTD.,
                                         as Lender

                                         By: /s/ Linda Pace
                                             -----------------------------------
                                             Name: Linda Pace
                                             Title: Principal

                                         CARLYLE HIGH YIELD PARTNERS, L.P.,
                                         as Lender

                                         By: /s/ Linda Pace
                                             -----------------------------------
                                             Name: Linda Pace
                                             Title: Principal

                                         CARLYLE LOAN OPPORTUNITY FUND,
                                         as Lender

                                         By: /s/ Linda Pace
                                             -----------------------------------
                                             Name: Linda Pace
                                             Title: Principal

                                         FRANKLIN CLO I, LIMITED,
                                         as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN CLO II, LIMITED,
                                         as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN CLO III, LIMITED,
                                         as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN CLO IV, LIMITED,
                                         as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN FLOATING RATE DAILY
                                         ACCESS FUND, as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN FLOATING RATE MASTER SERIES,
                                         as Lender

                                         By: /s/ Richard D'Addario
                                             -----------------------------------
                                             Name: Richard D'Addario
                                             Title: Senior Vice President

                                         FRANKLIN FLOATING RATE TRUST,
                                         as Lender

                                         By: /s/ Madeline Lam
                                             -----------------------------------
                                             Name: Madeline Lam
                                             Title: Vice President

                                         GLENEAGLES TRADING LLC,
                                         as Lender

                                         By: /s/ Ann E. Morris
                                             -----------------------------------
                                             Name: Ann E. Morris
                                             Title: Asst Vice President

                                         ING-ORYX CLO, LTD.

                                         BY: ING Capital Advisors LLC,
                                                 as Collateral Manager

                                         By: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         NEMEAN CLO, LTD.

                                         BY: ING Capital Advisors LLC,
                                             as Investment Manager

                                         BY: /s/ Gordon R. Cook
                                             -----------------------------------
                                             Name: Gordon R. Cook
                                             Title: Managing Director

                                         KATONAH I, LTD.,
                                         as Lender

                                         By: /s/ Ralph Della Rocca
                                             -----------------------------------
                                             Name: Ralph Della Rocca
                                             Title: Authorized Officer
                                                    Katonah Capital, L.L.C.
                                                    As Manager

                                         KATONAH II, LTD.,
                                         as Lender

                                         By: /s/ Ralph Della Rocca
                                             -----------------------------------
                                             Name: Ralph Della Rocca
                                             Title: Authorized Officer
                                                    Katonah Capital, L.L.C.
                                                    As Manager

                                         KATONAH III, LTD.,
                                         as Lender

                                         By: /s/ Ralph Della Rocca
                                             -----------------------------------
                                             Name:  Ralph Della Rocca
                                             Title: Authorized Officer
                                                    Katonah Capital, L.L.C.
                                                    As Manager

                                         KATONAH IV, LTD.,
                                         as Lender

                                         By: /s/ Ralph Della Rocca
                                             -----------------------------------
                                             Name: Ralph Della Rocca
                                             Title: Authorized Officer
                                                    Katonah Capital, L.L.C.
                                                    As Manager

                                         KZH CNC LLC,
                                         as Lender

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         KZH CYPRESSTREE-1 LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH ING-2 LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH PONDVIEW LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH RIVERSIDE LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH SOLEIL LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH STERLING LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         KZH WATERSIDE LLC

                                         By: /s/ Hi Hua
                                             -----------------------------------
                                             Name: Hi Hua
                                             Title: Authorized Agent

                                         LEHMAN COMMERCIAL PAPER INC.,
                                         as Lender

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         MAGNETITE IV CLO, LIMITED,
                                         as Lender

                                         By: /s/ Mark J. Williams
                                             -----------------------------------
                                             Name: Mark J. Williams
                                             Title: Authorized Signatory

                                         MAGNETITE V CLO, LIMITED,
                                         as Lender

                                         By: /s/ Mark J. Williams
                                             -----------------------------------
                                             Name: Mark J. Williams
                                             Title: Authorized Signatory

                                         NORTHWOODS CAPITAL II, LIMITED,
                                         as Lender

                                         By: Angelo, Gordon & Co., L.P.
                                             as Collateral Manager

                                         By: /s/ John W. Fraser
                                             -----------------------------------
                                             Name: John W. Fraser
                                             Title: Managing Director

                                         NORTHWOODS CAPITAL III, LIMITED,
                                         as Lender

                                         By: Angelo, Gordon & Co., L.P.
                                             as Collateral Manager

                                         By: /s/ John W. Fraser
                                             -----------------------------------
                                             Name: John W. Fraser
                                             Title: Managing Director

                                         NORTHWOODS CAPITAL, LIMITED,
                                         as Lender

                                         By: Angelo, Gordon & Co., L.P.
                                             as Collateral Manager

                                         By: /s/ John W. Fraser
                                             -----------------------------------
                                             Name: John W. Fraser
                                             Title: Managing Director

                                         OAK HILL CREDIT PARTNERS I, LIMITED,
                                         as Lender

                                         By: Oak Hill CLO Management I, LLC,
                                             As Investment Manager

                                         By: /s/ Scott D. Krase
                                             -----------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                         OAK HILL CREDIT PARTNERS II, LIMITED,
                                         as Lender

                                         By: Oak Hill CLO Management II, LLC,
                                             As Investment Manager

                                         By: /s/ Scott D. Krase
                                             -----------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                         OAK HILL SECURITIES FUND II, L.P.,
                                         as Lender

                                         By: Oak Hill Securities GenPar II, L.P.
                                             its General Partner

                                         By: Oak Hill Securities MGP II, Inc.,
                                             its General Partner

                                         By: /s/ Scott D. Krase
                                             -----------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                         OAK HILL SECURITIES FUND, L.P.,
                                         as Lender

                                         By: Oak Hill Securities GenPar, L.P.
                                             its General Partner

                                         By: Oak Hill Securities MGP, Inc.,
                                             its General Partner

                                         By: /s/ Scott D. Krase
                                             -----------------------------------
                                             Name: Scott D. Krase
                                             Title: Vice President

                                         OCTAGON INVESTMENT PARTNERS III LTD.,
                                         as Lender

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         PACIFICA CDO II, LTD,
                                         as Lender

                                         By: /s/ Tom Colwell
                                             -----------------------------------
                                             Name: Tom Colwell
                                             Title: Sr VP

                                         SUNTRUST BANK,
                                         as Lender

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         TRUMBULL THC, LTD.,
                                         as Lender

                                         By: /s/ Stacey Malek
                                             -----------------------------------
                                             Name: Stacey Malek
                                             Title: Attorney In Fact